UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/HIMCO Short Duration Fund

(Class A: ASDAX)

(Class C: ASDCX)

(Class I: ASDIX)

ANNUAL REPORT

JUNE 30, 2018

AAM/HIMCO Short Duration Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	6
Schedule of Investments	8
Statement of Assets and Liabilities	28
Statement of Operations	30
Statements of Changes in Net Assets	31
Financial Highlights	32
Notes to Financial Statements	35
Report of Independent Registered Public Accounting Firm..	44
Supplemental Information	45
Expense Examples	52

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/HIMCO Short Duration Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

18925 Base Camp Road, Monument, CO 80132 Tel: 888.883.2663 Fax: 719.488.4215 www.aamlive.com

AAM/HIMCO Short Duration Fund

Annual Shareholder Letter: June 30, 2018

To the Shareholders and Directors of the AAM/HIMCO Short Duration Fund:

We are pleased to report that the AAM/HIMCO Short Duration Fund (the Fund) has completed its fourth year of operation and we are proud to report on our performance through the end of June 30, 2018.

For the fiscal year ending June 30, 2018, the AAM/HIMCO Short Duration Fund Class A returned 1.09% and -1.47% including applicable sales charges, Class C returned 0.38% and Class I returned 1.45%.1 The Fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, returned 0.21%.2

The Fund's investment objectives are to seek to provide current income and long-term total return. We aim to achieve this by normally investing at least 65% of the Fund’s total assets in investment grade securities, with the ability to invest up to 35% of its total assets in non-investment grade securities (often called "junk bonds"), as well as bank loans and loan participation interests. Our view is that investors can benefit by having a greater opportunity set than other traditional short duration strategies. While we seek to provide attractive income, we are also mindful of capital preservation through weaker market environments. We believe that during periods of economic expansion and rising interest rates, it may be beneficial to have greater exposure to credit risk versus interest rate risk. Conversely, during periods of economic contraction and falling interest rates, having less exposure to credit risk versus interest rate risk may be beneficial.

We leverage HIMCO’s resources and investment platform, including macroeconomic and sector teams, to inform our portfolio management decisions. We manage the Fund with a balanced investment process focused on sector rotation, security selection and duration management, driven by HIMCO’s top-down view of the economy. This provides multiple levers to potentially outperform in various market environments.

Market Review

The remarkably low period of volatility seen throughout 2017 carried into the early part of the first quarter of 2018. A growing level of investor exuberance provided support for materially elevated valuations across both the equity market as well as the spread sectors within the fixed income market, relative to U.S. Treasuries where yields remained under pressure and continued their move higher. This low volatility environment came to a very abrupt end moving into February as market participants began to assess what were now considered to be over bought valuations. Stronger than expected economic data leading to the prospect for higher inflation, a larger than anticipated supply of Treasuries to finance the government spending bill, and a marked uptick in numerous indicators of volatility all served to test the nerve of investors given the negative feedback loop these factors can have on risk assets. Following what was a tumultuous first week of February, investors appeared to conclude that, since the favorable fundamental underpinnings of the economy seemed to still be intact, this was a healthy correction in the market and primarily technically driven. However, it is now increasingly clear that the prospect for further bouts of market volatility are likely to remain elevated relative to the depressed levels that so many had become used to during 2017. In various speeches and statements it was also apparent the Fed had arrived at the same conclusion that the volatility and ensuing correction was unlikely to have a lasting effect on the economy and as such there was no need for any policy adjustment. Over the course of the period from June 30, 2017 to June 30, 2018 the Fed increased rates on three separate occasions to an upper bound target of 2%. The Fed’s upbeat domestic growth outlook was evidenced in the release of the June 2018 Federal Open Market Committee (FOMC) meeting minutes where they described the U.S. economy as “very strong” and with that the market expectation that the Fed will continue on the current path of interest rate hikes for the remainder of this year and into 2019.3 Another topic of discussion in the marketplace and indeed at the Fed has been the flattening of the yield curve over the past year and whether or not this is now suggesting an increasing likelihood of a recession sooner rather than later. In the minutes some members of the FOMC noted that a number of “factors might temper the reliability of the slope of the yield curve as an indicator of future economic activity”.3 However, it was also noted that it is “important to continue to monitor the slope of the yield curve, given the historical regularity than an inverted yield curve has indicated an increased risk of recession”.3 The Fed also noted a “generally favorable outlook for inflation” though there are concerns that what remains a very strong labor market could begin to exert some upward pressure on wages and benefits in order to attract qualified applicants.3 From a market perspective it is apparent that most are in the camp of 2% inflation over the medium-term which is a view we tend to share, however we are watchful of the trend which is edging higher as we move into the latter part of this year and into 2019.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

With agreement by Congress on the budget and suspension of the debt ceiling until March 2019, there followed a material increase in the issuance of Treasury Bills. Not only did this additional supply result in an increase in the yield of Treasury Bills but also had the secondary effect of pushing yields and spreads higher on other front-end gauges. One of those that garnered a lot of attention was the spread between LIBOR and the Overnight Indexed Swap (OIS) rate. Historically a widening in the spread between these two rates has suggested an increase in credit risk particularly within the banking sector. In the fourth quarter of 2017 this spread reached a low of 9 basis points (bps) rising dramatically to 60 bps in the first quarter, however as we anticipated this spread has since moderated ending the second quarter at 40 bps, we anticipate this will continue to compress further.4 Following a relatively stable second half of 2017 during which spreads moved tighter, spreads across most of the credit and securitized sectors have generally come under pressure as we move through 2018. While spreads are at the wider end of the range for the year they remain significantly lower than the experience at the beginning of 2016 during the oil and energy crisis and following the Brexit vote and the volatility that ensued in the middle of 2016. We should also bear in mind that this move wider in spreads into 2018 has been off a base that was at the lower end of the historic range.

The U.S. two-year Treasury ended the period 115 bps higher at 2.53%, while the three-year ended at 2.62%, 107 bps higher reflecting the actions of the Fed over the course of the year as well as the expectation for further interest rate hikes.5 Additionally, the five-year Treasury ended the period 85 bps higher at 2.74%.6 Illustrating the flattening of the yield curve, that has garnered much attention, the 10 year Treasury ended at a yield of 2.86% which was 51 bps higher over the course of the year.7 Three month LIBOR also moved higher over the year ending at 2.34%, 104 bps higher than the same period last year.8 Against this backdrop of interest rate volatility and meaningfully higher short term rates, we maintained an interest rate duration position on the lower end of the range and have been consistently shorter duration than that of the benchmark. However, the weighted average life of the portfolio remains at the longer end of the range of the past few years reflecting our constructive view on select spread sectors over the coming 12 months. In terms of the allocation to the spread sectors, the portfolio was, and remains, diversified across investment grade corporates, collateralized loan obligations (CLOs), high yield corporates, asset-backed securities (ABS), bank loans, and commercial mortgage-backed securities (CMBS). Over the course of the year we have been tactical in our sector allocations in seeking what we consider to be attractive risk-return profiles. The Fund continues to maintain a relatively lower allocation to U.S. Treasuries and cash, providing us the ability to take advantage of any weakness in the marketplace to add further to the spread sectors.

The positioning in investment grade corporates remains largely weighted to the financial sector which generated relatively favorable risk adjusted returns; given the current market climate we believe this will continue to be the case and have hence maintained the allocation. We continued to be very selective with the industrial subsector exposure given the pressure many management teams have had to confront as it relates to either the returning of capital to shareholders or the need to engage in merger and acquisition activity to help with market share in what is becoming an increasingly competitive environment. These events can result in the ratings trajectory of many companies and industries turning negative particularly given the heightened sensitivity as to how much longer the current credit cycle can last. The high yield and bank loan positions were and remain biased to BB issuers with shorter-dated maturities. Given our positive bias as it relates to the U.S. consumer we continue to view the ABS sector favorably though we are monitoring various signals for any warning signs of economic weakness. As we continue to subscribe to the Fed increasing interest rates further from here we increased the allocation to floating rate CLOs. With the overhang of geopolitical concerns and now the potential for a global trade war there continues to be no exposure to the emerging markets sector as we focus on what we consider to be the more favorable risk reward of the developed markets. We are evaluating this decision on an ongoing basis though it seems unlikely that we will be able to source what we consider to be appropriate risk return opportunities in the short term. In terms of performance the shorter duration and curve positioning of the portfolio were additive relative to the benchmark. Sector allocation was also positive led by the out of benchmark position in ABS, CMBS, high yield corporates, bank loans and CLOs. The underweight position to U.S. Treasuries and overweight to investment grade corporates were also additive. Within security selection our positions in financials (specifically banking) and industrials were also positive contributors.

Outlook

The continued resilience of the U.S. economy, in spite of trade uncertainty and elevated market volatility, continues to give us confidence in our base case for 2018 U.S. Gross Domestic Product (GDP) being in the mid-range of 2.2% - 3%. This above trend economic growth, coupled with slowly rising inflation in the U.S. should remain supportive of risk assets though we are mindful that, while spreads have widened moderately year to date, valuations continue to be on the tighter end of the range of long term historical averages. In terms of fiscal policy, which is once again garnering significantly more attention, the implementation of tariffs will likely offset some of the tax reform benefits though we believe this should remain contained assuming there is not significant escalation. As we move into the latter half of 2018 this remains one of the key risks that we are monitoring given the impact this could potentially have on growth not just in the U.S. but globally. While Central banks are acknowledging the impact of trade policy and the prospect for further fallout, the daily headlines and rhetoric could also have a damaging effect on business and consumer confidence that could well exacerbate what would be a negative feedback loop. As we move towards the mid-term elections in the U.S. and given the retaliatory response from global trading partners it is apparent that a significant diplomatic effort will be required to find a resolution that will be palatable to all, which is something we remain hopeful for.

In terms of monetary policy this above trend growth should also keep the Fed on track for two more hikes for the remainder of 2018, though the path for 2019 remains a little more uncertain given the aforementioned factors and the impact that they may have on the economic growth narrative. This is something we will look to take advantage of, through portfolio positioning, given the ongoing likelihood of further interest rate volatility. Our inflation forecast remains consistent with the first quarter in that it will continue to edge higher but remain contained. The risks to higher inflation that we are monitoring include wages and consumer leverage growing faster than expected, the impact of tariffs being passed through in the form of higher prices, or an upside price shock due to the price of oil moving higher given the current geopolitical risks. Conversely we believe some of the dampening effects on inflation are weaker consumption or investment spending in lieu of higher savings rates or if businesses decide to pull back on capital expenditure plans, due to the myriad of geopolitical risks which could then lead to a retrenchment.

Consistent with our view at the beginning of the year, our cautiously optimistic view over the coming quarters leads us to continue to adopt an up in quality bias given the relative compression in valuations across sectors and credit quality. Although there continues to be some re-pricing within the various spread sectors we cannot ignore the prospect for further elevated periods of volatility as we move into the latter part of the year. As we look towards 2019 the outlook becomes less certain. While we believe that there will be a return to trend growth in the economy, we also think the Fed will likely err on the side of caution rather than hike in the face of a softening economy and risk prematurely ending the current expansion. This will be one of the key determinants to our thesis and asset allocation given there is an increasing probability that a monetary policy misstep, both in the U.S. and globally, could push the economy into recession earlier than expected. Given the current economic fundamentals and sensitivity of Central Banks we believe, at this time, that such a downturn would be relatively short lived and shallow.

As it is becoming increasingly apparent that new themes and risks will continue to present themselves over the coming quarters, we will seek to ensure that we are appropriately positioned. As already mentioned the underlying fundamentals appear stable so we will consider adding further to the funds credit and securitized positions, to generate additional income, though with a healthy dose of caution and patience. Economic releases will become increasingly important to gauge the strength and resilience of underlying growth and for any early indicators of weakness. Finally, being attentive to issuer and sub-sector exposures will remain key tenets which should help enable us to take advantage of future periods of volatility and with that the potential for further investment opportunities.

1.	Class A shares carry a maximum sales charge of 2.5%; Class A and C shares carry a maximum deferred sales charge of 1%. Sales charges do not apply the Class I shares.

2.	The index is the 1-3 year component of the U.S. Government/Credit Index, which includes U.S. Treasury notes, agencies, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. It is not possible to invest directly in an index.

3.	https://www.federalreserve.gov/newsevents/pressreleases/monetary20180705a.htm - Link to Minutes of the Federal Open Market Committee, June 12-13, 2018

4.	Bloomberg, July 2, 2018

5.	Bloomberg, 2 Year/3 Year U.S Treasury, June 30, 2018

6.	Bloomberg, 5 Year U.S Treasury, June 30, 2018

7.	Bloomberg, 10 Year U.S. Treasury, June 30, 2018

8.	Bloomberg, 3-Month Libor (USD), June 30, 2018

The views expressed in this Annual Shareholder Letter are the views of HIMCO, the sub-advisor to the AAM/HIMCO Short Duration Fund (the “Fund”) through the end of the period and are subject to change based on market and other conditions. The Annual Shareholder letter is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. Any such offer may be made only by the Fund’s prospectus. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. For specific investment risks, please refer to the [reference relevant other section of the annual report].

Advisor: AAM is a SEC registered investment advisor and member FINRA/SIPC. HIMCO, the Fund’s sub-advisor, is also a SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of HIMCO.

Distributor: IMST Distributors, LLC.

HIMCO is not affiliated with AAM, IMST Distributors, LLC or any of their affiliates.

Not FDIC Insured – No Bank Guarantee – May Lose Value

AAM/HIMCO Short Duration Fund

FUND PERFORMANCE at June 30, 2018 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund's Class I shares, made at its inception, with a similar investment in the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index. The performance graph above is shown for the Fund's Class I shares, Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is the 1-3 year component of the U.S. Government/Credit Index, which includes U.S. Treasury notes, agencies, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2018	1 Year	3 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	1.09%	1.89%	1.70%	6/30/14
Class C²	0.38%	1.16%	0.97%	6/30/14
Class I³	1.45%	2.17%	1.98%	6/30/14
After deducting maximum sales charge
Class A¹	-1.47%	1.05%	1.05%	6/30/14
Class C²	-0.61%	1.16%	0.97%	6/30/14
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	0.21%	0.71%	0.77%	6/30/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661.

Gross and net expense ratios for Class A shares were 1.38% and 0.84%, respectively, for Class C shares were 2.13% and 1.59%, respectively, and for Class I shares were 1.13% and 0.59%, respectively, which were stated in the current prospectus dated October 20, 2017. For the Fund's current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund's Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.84%, 1.59% and 0.59% of the average daily net assets of the Fund's Class A, Class C and Class I Shares, respectively. In the absence of such waivers, the Fund's returns would have been lower. This agreement is in effect until October 31, 2027, and it may be terminated before that date only by the Trust's Board of Trustees.

AAM/HIMCO Short Duration Fund

FUND PERFORMANCE at June 30, 2018 (Unaudited) - Continued

In addition to its contractual expense limitation agreement, the Advisor voluntarily agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.25%, 1.00% and 0.00% on the capital used to seed the Fund's Class A, Class C and Class I shares, respectively. The Fund's Advisor will not seek reimbursement of the voluntary advisory fees waived and/or other expenses absorbed.

[1]	Maximum sales charge for Class A shares is 2.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.
[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2018

Principal Amount		Value
	Asset-Backed Securities – 22.2%
$105,724	ACE Securities Corp. Home Equity Loan Trust Series 2005-HE2 3.051% (LIBOR 1 Month+96 basis points), 4/25/2035[1,2]	$105,864
123,545	ACE Securities Corp. Home Equity Loan Trust Series 2005-HE7 2.691% (LIBOR 1 Month+60 basis points), 11/25/2035[1,2]	123,489
206,828	ACE Securities Corp. Home Equity Loan Trust Series 2005-WF1 2.751% (LIBOR 1 Month+66 basis points), 5/25/2035[1,2]	207,035
250,000	American Express Issuance Trust II 2.773% (LIBOR 1 Month+70 basis points), 8/15/2019[1,2]	250,258
4,381	AmeriCredit Automobile Receivables Trust 2014-2 2.180%, 6/8/2020[2]	4,378
150,000	AmeriCredit Automobile Receivables Trust 2015-1 2.510%, 1/8/2021[2]	149,879
666,172	AmeriCredit Automobile Receivables Trust 2017-3 2.325% (LIBOR 1 Month+24 basis points), 12/18/2020[1,2]	666,299
198,402	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Ctfs Ser 2004-R9 3.066% (LIBOR 1 Month+98 basis points), 10/25/2034[1,2]	199,530
1,200,000	Anchorage Capital CLO 5-R Ltd. 2.948% (LIBOR 3 Month+60 basis points), 1/15/2030[1,2,3]	1,195,666
296,090	Angel Oak Mortgage Trust LLC 2015-1 2.708%, 11/25/2047[2,3,4]	294,112
1,000,000	Apex Credit CLO 2015-II Ltd. 3.721% (LIBOR 3 Month+140 basis points), 10/17/2026[1,2,3]	1,001,214
825,000	Apidos CLO XII 2.638% (LIBOR 3 Month+60 basis points), 4/15/2031[1,2,3]	822,853
125,000	Ascentium Equipment Receivables 2015-2 LLC 3.440%, 10/12/2021[2,3]	125,155
189,858	Asset Backed Securities Corp. Home Equity Loan Trust Series WMC 2005-HE5 2.811% (LIBOR 1 Month+72 basis points), 6/25/2035[1,2]	190,495
1,288,253	Atlas Senior Loan Fund X Ltd. 2.998% (LIBOR 3 Month+65 basis points), 1/15/2031[1,2,3]	1,286,345
99,999	Axis Equipment Finance Receivables III LLC 3.410%, 4/20/2020[2,3]	98,998
1,025,000	BlueMountain CLO 2015-2 Ltd. 3.833% (LIBOR 3 Month+150 basis points), 7/18/2027[1,2,3]	1,025,000
220,000	California Republic Auto Receivables Trust 2014-2 3.290%, 3/15/2021[2]	220,200
1,500,000	Canyon Capital CLO 2016-1 Ltd. 3.048% (LIBOR 3 Month+70 basis points), 7/15/2031[1,2,3]	1,496,403
250,000	Capital Auto Receivables Asset Trust 2015-1 3.160%, 8/20/2020[2]	250,453
305,000	Capital Auto Receivables Asset Trust 2016-1 4.030%, 8/21/2023[2]	308,105

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value
	Asset-Backed Securities (Continued)
$956,000	Capital One Multi-Asset Execution Trust 1.600%, 5/17/2021[2]	$955,680
540,000	CBAM 2017-3 Ltd. 3.053% (LIBOR 3 Month+70 basis points), 10/17/2029[1,2,3]	537,617
1,000,000	Chase Issuance Trust 1.620%, 7/15/2020[2]	999,692
421,203	Citigroup Mortgage Loan Trust, Inc. 3.000%, 9/25/2064[2,3,4]	414,317
	COLT 2017-1 Mortgage Loan Trust
124,933	Series 2017-1, Class A2, 2.819%, 5/27/2047[2,3,4]	124,106
98,985	Series 2017-1, Class A3, 3.074%, 5/27/2047[2,3,4]	98,621
75,837	Commonbond Student Loan Trust 2016-B 4.000%, 10/25/2040[2,3]	74,386
200,000	CPS Auto Receivables Trust 2015-C 4.630%, 8/16/2021[2,3]	202,929
68,091	CPS Auto Receivables Trust 2016-A 3.340%, 5/15/2020[2,3]	68,205
400,000	CPS Auto Receivables Trust 2017-B 3.950%, 3/15/2023[2,3]	401,399
1,000,000	Credit Acceptance Auto Loan Trust 2016-2 4.290%, 11/15/2024[2,3]	1,008,028
34,452	Credit-Based Asset Servicing & Securitization LLC 2.511% (LIBOR 1 Month+42 basis points), 7/25/2035[1,2]	34,449
	Deephaven Residential Mortgage Trust 2017-1
132,291	Series 2017-1A, Class A1, 2.725%, 12/26/2046[2,3,4]	131,731
69,509	Series 2017-1A, Class A2, 2.928%, 12/26/2046[2,3,4]	69,267
44,844	Series 2017-1A, Class A3, 3.485%, 12/26/2046[2,3,4]	44,817
166,964	Deephaven Residential Mortgage Trust 2017-3 2.813%, 10/25/2047[2,3,4]	165,671
848,767	Deephaven Residential Mortgage Trust 2018-1 2.976%, 12/25/2057[2,3,4]	843,712
57,942	Earnest Student Loan Program 2016-D LLC 3.800%, 1/25/2041[2,3]	56,509
625,000	Exeter Automobile Receivables Trust 2018-2 3.690%, 3/15/2023[2,3]	624,107
189,681	Fifth Third Auto Trust 2017-1 1.590%, 4/15/2020[2]	189,109
200,000	First Investors Auto Owner Trust 2014-1 3.280%, 4/15/2021[2,3]	200,105
100,000	First Investors Auto Owner Trust 2015-2 4.220%, 12/15/2021[2,3]	100,997
200,000	Flagship Credit Auto Trust 2016-1 3.910%, 6/15/2022[2,3]	201,595
205,000	Flagship Credit Auto Trust 2016-2 3.840%, 9/15/2022[2,3]	206,531

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value
	Asset-Backed Securities (Continued)
$8,959	Foursight Capital Automobile Receivables Trust 2014-1 2.110%, 3/23/2020[2,3]	$8,945
185,401	Foursight Capital Automobile Receivables Trust 2017-1 2.370%, 4/15/2022[2,3]	184,343
1,000,000	Galaxy XXVII CLO Ltd. 2.953% (LIBOR 3 Month+60 basis points), 5/16/2031[1,2,3]	999,122
221,786	Golden Bear 2016-R LLC 5.650%, 9/20/2047[3,5,6]	222,103
800,000	Great Lakes CLO 2015-1 Ltd. 2.948% (LIBOR 3 Month+60 basis points), 1/16/2030[1,2,3]	799,842
835,000	Greywolf CLO III Ltd. 3.862% (LIBOR 3 Month+150 basis points), 4/22/2026[1,2,3]	834,999
312,500	Hempstead II CLO Ltd. 3.353% (LIBOR 3 Month+100 basis points), 8/10/2029[1,2,3]	312,386
363,201	HERO Funding II 2016-3B 5.240%, 9/20/2042[2,3]	363,712
208,603	HERO Funding II 2016-4B 4.990%, 9/20/2047[2,3]	207,183
253,192	Hertz Fleet Lease Funding LP 2.130%, 4/10/2031[2,3]	251,337
87,326	Home Equity Asset Trust 2005-5 2.601% (LIBOR 1 Month+77 basis points), 11/25/2035[1,2]	87,554
95,242	Home Equity Asset Trust 2005-6 2.581% (LIBOR 1 Month+49 basis points), 12/25/2035[1,2]	95,525
250,000	Hull Street CLO Ltd. 3.575% (LIBOR 3 Month+122 basis points), 10/18/2026[1,2,3]	249,839
750,000	KKR CLO 11 Ltd. 2.948% (LIBOR 3 Month+60 basis points), 1/15/2031[1,2,3]	749,638
26,818	Morgan Stanley ABS Capital I, Inc. Trust 2005-HE3 2.886% (LIBOR 1 Month+80 basis points), 7/25/2035[1,2]	26,873
283,427	Morgan Stanley ABS Capital I, Inc. Trust 2006-WMC1 2.311% (LIBOR 1 Month+22 basis points), 12/25/2035[1,2,3]	283,331
800,000	Mountain View CLO 2013-1 Ltd. 3.089% (LIBOR 3 Month+75 basis points), 10/12/2030[1,2,3]	799,822
1,500,000	Mountain View CLO 2015-9 Ltd. 2.599% (LIBOR 3 Month+55 basis points), 7/15/2031[1,2,3]	1,500,000
1,285,714	MP CLO III Ltd. 3.009% (LIBOR 3 Month+65 basis points), 10/20/2030[1,2,3]	1,285,109
	NextGear Floorplan Master Owner Trust
250,000	Series 2016-2A, Class A2, 2.190%, 9/15/2021[2,3]	247,602
500,000	Series 2017-2A, Class B, 3.020%, 10/17/2022[2,3]	494,849
240,000	Series 2018-1A, Class B, 3.570%, 2/15/2023[2,3]	238,952
1,345,000	Octagon Investment Partners 24 Ltd. 3.231% (LIBOR 3 Month+90 basis points), 5/21/2027[1,2,3]	1,343,653

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value
	Asset-Backed Securities (Continued)
$300,000	OFSI Fund V Ltd. 3.953% (LIBOR 3 Month+160 basis points), 4/17/2025[1,2,3]	$300,011
625,000	OZLM XI Ltd. 3.109% (LIBOR 3 Month+75 basis points), 10/30/2030[1,2,3]	623,958
1,000,000	OZLM XX Ltd. 2.860% (LIBOR 3 Month+70 basis points), 4/20/2031[1,2,3]	999,828
	Palmer Square CLO 2018-3 Ltd.
900,000	Series 2018-3A, Class A1, 3.185% (LIBOR 3 Month+85.00 basis points), 8/15/2026[1,2,3]	900,000
750,000	Series 2018-3A, Class B, 4.235% (LIBOR 3 Month+190.00 basis points), 8/15/2026[1,2,3]	750,000
53,777	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-MHQ 3.216% (LIBOR 1 Month+113 basis points), 12/25/2034[1,2]	53,839
237,612	Popular ABS Mortgage Pass-Through Trust 2004-5 2.421% (LIBOR 1 Month+33 basis points), 12/25/2034[1,2]	237,648
60,718	Prestige Auto Receivables Trust 2014-1 2.390%, 5/15/2020[2,3]	60,712
1,205,000	Prestige Auto Receivables Trust 2015-1 3.050%, 4/15/2021[2,3]	1,203,897
71,429	Race Point IX CLO Ltd. 2.998% (LIBOR 3 Month+65 basis points), 10/15/2030[1,2,3]	71,416
236,376	RAMP Series 2005-EFC2 Trust 3.006% (LIBOR 1 Month+92 basis points), 7/25/2035[1,2]	237,484
402,202	RASC Series 2005-KS8 Trust 2.811% (LIBOR 1 Month+48 basis points), 8/25/2035[1,2]	402,406
276,431	RASC Series 2005-KS9 Trust 2.781% (LIBOR 1 Month+46 basis points), 10/25/2035[1,2]	277,138
164,611	Santander Drive Auto Receivables Trust 2014-1 2.910%, 4/15/2020[2]	164,628
351,214	SLM Student Loan Trust 2003-14 2.910% (LIBOR 3 Month+55 basis points), 10/25/2065[1,2]	336,212
250,000	Sound Point CLO V Ltd. 4.005% (LIBOR 3 Month+165 basis points), 4/18/2026[1,2,3]	250,021
400,616	Soundview Home Loan Trust 2005-DO1 2.991% (LIBOR 1 Month+90 basis points), 5/25/2035[1,2]	400,710
972,435	Spirit Master Funding LLC 5.370%, 7/20/2040[2,3]	993,858
75,890	Structured Asset Investment Loan Trust 2004-10 3.151% (LIBOR 1 Month+106 basis points), 11/25/2034[1,2]	76,419
117,259	Structured Asset Investment Loan Trust 2005-1 2.811% (LIBOR 1 Month+72 basis points), 2/25/2035[1,2,3]	117,439
164,011	Structured Asset Securities Corp. Mortgage Loan Trust 2006-WF2 2.401% (LIBOR 1 Month+31 basis points), 7/25/2036[1,2]	163,803

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value
	Asset-Backed Securities (Continued)
$200,000	Symphony Clo V Ltd. 3.848% (LIBOR 3 Month+150 basis points), 1/15/2024[1,2,3]	$200,069
1,330,000	Voya CLO 2016-1 Ltd. 2.959% (LIBOR 3 Month+60 basis points), 1/20/2031[1,2,3]	1,331,067
100,000	Westlake Automobile Receivables Trust 2016-2 4.100%, 6/15/2021[2,3]	100,878
340,000	Westlake Automobile Receivables Trust 2017-1 2.700%, 10/17/2022[2,3]	338,563
250,000	Westlake Automobile Receivables Trust 2017-2 4.630%, 7/15/2024[2,3]	250,799

	Total Asset-Backed Securities (Cost $40,158,332)	40,204,833

	Bank Loans – 5.9%
296,986	1011778 BC ULC 4.344% (US LIBOR+225 basis points), 2/17/2024[1,2,7,8]	296,104
297,000	Albertsons LLC 5.337% (US LIBOR+325 basis points), 12/21/2022[1,2,8]	294,729
289,080	Altice U.S. Finance I Corp. 4.230% (US LIBOR+225 basis points), 7/28/2025[1,2,8]	287,455
429,415	American Axle & Manufacturing, Inc. 4.581% (US LIBOR+225 basis points), 4/6/2024[1,2,8,9,10]	428,342
249,375	Aramark Services, Inc. 4.084% (US LIBOR+175 basis points), 3/11/2025[1,2,8]	249,454
	Asurion LLC
266,858	4.844% (US LIBOR+275.00 basis points), 11/3/2023[1,2,8]	266,810
53,000	9.080% (US LIBOR+650.00 basis points), 8/4/2025[1,2,8,9,10]	53,861
580,787	Avolon TLB Borrower 1 U.S. LLC 4.088% (US LIBOR+200 basis points), 1/15/2025[1,2,8]	574,413
199,000	Charter Communications Operating LLC 4.100% (US LIBOR+200 basis points), 4/30/2025[1,2,8]	198,953
299,250	Chemours Co. 6.411% (US LIBOR+175 basis points), 4/3/2025[1,2,8,9,10]	295,883
249,744	CHS/Community Health Systems, Inc. 5.557% (US LIBOR+325 basis points), 1/27/2021[1,2,8]	244,282
245,520	CSC Holdings LLC 4.323% (US LIBOR+225 basis points), 7/17/2025[1,2,8]	244,267
230,985	DaVita, Inc. 4.730% (US LIBOR+275 basis points), 6/24/2021[1,2,8]	231,872
335,991	Dell International LLC 3.990% (US LIBOR+200 basis points), 9/7/2023[1,2,8,9,10]	334,785
105,000	Energizer Holdings, Inc. 4.830% (US LIBOR+225 basis points), 6/21/2025[1,2,8,9,10]	105,131
	First Data Corp.
78,727	4.091% (US LIBOR+200.00 basis points), 7/10/2022[1,2,8]	78,481

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value
	Bank Loans (Continued)
$230,733	4.091% (US LIBOR+200.00 basis points), 4/26/2024[1,2,8]	$229,682
314,375	Golden Nugget, Inc. 5.469% (US LIBOR+325 basis points), 10/4/2023[1,2,8]	314,551
248,750	Hanesbrands, Inc. 3.730% (US LIBOR+175 basis points), 12/15/2024[1,2,8]	248,907
198,587	Hilton Worldwide Finance LLC 3.841% (US LIBOR+175 basis points), 3/23/2020[1,2,8]	198,793
335,000	Level 3 Financing, Inc. 4.211% (US LIBOR+225 basis points), 2/22/2024[1,2,8]	334,399
291,270	McDermott Technology Americas, Inc. 6.908% (US LIBOR+500 basis points), 5/10/2025[1,2,8,9,10]	293,106
434,790	MGM Growth Properties Operating Partnership LP 4.094% (US LIBOR+200 basis points), 3/25/2025[1,2,8]	433,295
96,040	Micron Technology, Inc. 3.740% (US LIBOR+600 basis points), 4/26/2022[1,2,8]	96,412
333,165	Navistar, Inc. 5.530% (US LIBOR+350 basis points), 11/6/2024[1,2,8]	333,791
640,094	NRG Energy, Inc. 3.943% (US LIBOR+175 basis points), 6/30/2023[1,2,8,9,10]	637,015
528,418	Post Holdings, Inc. 4.100% (US LIBOR+200 basis points), 5/24/2024[1,2,8]	526,030
438,899	Realogy Group LLC 4.296% (US LIBOR+225 basis points), 2/8/2025[1,2,8]	438,489
198,492	Serta Simmons Bedding LLC 3.500% (US LIBOR+350 basis points), 11/8/2023[1,2,8]	169,545
243,372	Sinclair Television Group, Inc. 4.240% (US LIBOR+225 basis points), 1/3/2024[1,2,8]	242,662
183,675	Sprint Communications, Inc. 4.500% (US LIBOR+250 basis points), 2/2/2024[1,2,8]	183,101
91,838	United Airlines, Inc. 3.844% (US LIBOR+175 basis points), 4/1/2024[1,2,8]	91,034
103,163	Versum Materials, Inc. 4.334% (US LIBOR+250 basis points), 9/29/2023[1,2,8]	103,055
296,000	Vertiv Intermediate Holding II Corp. 6.001% (US LIBOR+400 basis points), 11/15/2023[1,2,8]	294,520
198,000	Virgin Media Bristol LLC 4.419% (US LIBOR+250 basis points), 1/15/2026[1,2,8]	196,825
643,000	Vistra Operations Co. LLC 4.057% (US LIBOR+200 basis points), 12/1/2025[1,2,8,9,10]	639,740
144,332	Western Digital Corp. 3.844% (US LIBOR+175 basis points), 4/29/2023[1,2,8]	144,482

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value
	Bank Loans (Continued)
$377,679	XPO Logistics, Inc. 3.961% (US LIBOR+200 basis points), 2/24/2025[1,2,8]	$375,217

	Total Bank Loans (Cost $10,771,654)	10,709,473

	Commercial Mortgage-Backed Securities – 5.7%
9,000,000	BAMLL Commercial Mortgage Securities Trust 2015-200P 0.106%, 4/14/2033[2,3,4,11]	78,183
72,393	BBCMS Trust 2014-BXO 4.634% (LIBOR 1 Month+300 basis points), 8/15/2027[1,3]	72,304
1,000,000	BX Commercial Mortgage Trust 2018-BIOA 3.194% (LIBOR 1 Month+112 basis points), 3/15/2037[1,3]	997,523
2,545,953	CFCRE Commercial Mortgage Trust 2016-C3 1.061%, 1/10/2048[2,4,11]	161,576
	Citigroup Commercial Mortgage Trust 2016-SMPL
10,500,000	Series 2016-SMPL, Class XCP, 1.977%, 9/10/2031[3,4,11]	35,532
200,000	Series 2016-SMPL, Class B, 2.576%, 9/10/2031[3]	193,738
500,000	Citigroup Commercial Mortgage Trust 2017-1500 3.923% (LIBOR 1 Month+185 basis points), 7/15/2032[1,3]	498,879
222,928	COLT 2016-2 Mortgage Loan Trust 2.750%, 9/25/2046[2,3,4]	222,183
6,700,000	COMM 2012-LC4 Mortgage Trust 0.578%, 12/10/2044[2,3,4,11]	127,414
1,422,255	COMM 2014-CCRE19 Mortgage Trust 1.195%, 8/10/2047[2,4,11]	63,955
100,000	COMM 2015-CCRE23 Mortgage Trust 3.685%, 5/10/2048[2,3,4]	100,117
2,000,000	Core Industrial Trust 2015-CALW 0.439%, 2/10/2034[3,4,11]	28,660
	Fannie Mae-Aces
227,690	Series 2013-M5, Class X2, 2.189%, 1/25/2022[4,11]	8,978
7,117,449	Series 2014-M8, Class X2, 0.392%, 6/25/2024[4,11]	139,780
	FHLMC Multifamily Structured Pass-Through Certificates
2,300,000	Series K721, Class X3, 1.296%, 9/25/2022[2,4,11]	112,971
5,623,291	Series K044, Class X1, 0.749%, 1/25/2025[2,4,11]	226,855
900,000	Series K043, Class X3, 1.635%, 2/25/2043[2,4,11]	82,142
900,000	Series K050, Class X3, 1.553%, 10/25/2043[2,4,11]	82,680
1,100,000	Series K052, Class X3, 1.612%, 1/25/2044[2,4,11]	110,144
	Freddie Mac Multifamily Structured Pass-Through Certificates
4,600,000	Series K723, Class XAM, 0.854%, 9/25/2023[2,4,11]	186,199
2,900,000	Series K046, Class X3, 1.508%, 4/25/2043[2,4,11]	244,803
26,863,317	FREMF 2011-K15 Mortgage Trust 0.100%, 8/25/2044[2,3,11]	66,460
125,000	FREMF 2012-K710 Mortgage Trust 3.812%, 6/25/2047[2,3,4]	125,472

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value
	Commercial Mortgage-Backed Securities (Continued)
$240,000	FREMF 2015-K721 Mortgage Trust 3.565%, 11/25/2047[2,3,4]	$238,036
	Government National Mortgage Association
597,410	Series 2015-70, Class IO, 1.047%, 12/16/2049[2,4,11]	37,235
10,253,397	Series 2013-139, Class IO, 0.453%, 10/16/2054[2,4]	322,797
2,038,965	Series 2015-93, Class IO, 0.754%, 11/16/2054[2,4,11]	94,575
1,596,885	Series 2013-175, Class IO, 0.695%, 5/16/2055[2,4,11]	56,892
2,624,383	Series 2015-125, Class IO, 0.777%, 7/16/2055[2,4,11]	134,431
1,010,492	Series 2014-120, Class IO, 0.703%, 4/16/2056[2,4,11]	41,218
1,746,123	Series 2014-138, Class IO, 0.746%, 4/16/2056[2,4,11]	87,627
844,577	Series 2015-68, Class IO, 0.768%, 7/16/2057[2,4,11]	46,942
8,338,781	Series 2017-185, Class IO, 0.594%, 4/16/2059[2,4,11]	479,238
7,025,366	Series 2017-169, Class IO, 0.733%, 1/16/2060[2,4,11]	470,081
6,690,150	Series 2018-41, Class IO, 0.794%, 5/16/2060[2,4,11]	493,874
9,078,107	Series 2018-52, Class IO, 0.582%, 7/16/2060[2,4,11]	559,302
900,000	GS Mortgage Securities Corp. Trust 2018-CHILL 3.323% (LIBOR 1 Month+125 basis points), 2/15/2037[1,3]	898,979
11,058	Impac Secured Assets CMN Owner Trust 3.151% (LIBOR 1 Month+106 basis points), 11/25/2034[1,2]	11,075
1,569,989	KGS-Alpha SBA COOF Trust 2014-3 1.439%, 5/25/2039[2,3,4,5,6,11]	48,572
1,879,144	KGS-Alpha SBA COOF Trust 2015-1 1.377%, 10/25/2035[2,3,4,5,6,11]	66,945
370,767	KGS-Alpha SBA COOF Trust 2015-2 2.475%, 7/25/2041[2,3,4,5,6,11]	39,626
1,161,682	Morgan Stanley Capital I Trust 2012-STAR 1.973%, 8/5/2034[3,4,11]	43,345
837,398	SG Residential Mortgage Trust 2018-1 3.735%, 4/27/2048[2,3,4]	837,379
189,010	Soundview Home Loan Trust 2003-1 5.466% (LIBOR 1 Month+338 basis points), 8/25/2031[1,2]	189,084
509,702	STORE Master Funding LLC 4.160%, 3/20/2043[2,3]	508,465
2,809,453	Wells Fargo Commercial Mortgage Trust 2015-Lc22 0.877%, 9/15/2058[2,4,11]	132,483
144,617	WFCG Commercial Mortgage Trust 2015-BXRP 4.644% (LIBOR 1 Month+257 basis points), 11/15/2029[1,2,3]	144,754
3,200,000	WFRBS Commercial Mortgage Trust 2014-C21 0.605%, 8/15/2047[2,4,11]	117,786
6,400,000	WFRBS Commercial Mortgage Trust 2014-C22 0.450%, 9/15/2057[2,4,11]	152,685

	Total Commercial Mortgage-Backed Securities (Cost $10,259,396)	10,219,974

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value
	Commercial Papers – 5.5%
$2,000,000	Hyundai Capital America 2.200%, 7/5/2018	$1,999,252
2,000,000	Ingersoll-Rand PLC 2.180%, 7/2/2018	1,999,630
1,900,000	Kroger Co. 2.200%, 7/2/2018	1,899,647
2,000,000	McCormick & Co. 2.200%, 7/5/2018	1,999,274
2,000,000	Southern Company Gas 2.300%, 7/5/2018	1,999,252

	Total Commercial Papers (Cost $9,898,274)	9,897,055

	Corporate Bonds – 63.3%
	Communications – 3.7%
	AT&T, Inc.
600,000	2.300%, 3/11/2019	597,778
1,000,000	3.245% (LIBOR 3 Month+89.00 basis points), 2/15/2023[1,3]	1,009,902
450,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.250%, 9/30/2022[2]	451,406
125,000	Charter Communications Operating LLC / Charter Communications Operating Capital 3.579%, 7/23/2020[2]	124,841
500,000	Deutsche Telekom International Finance B.V. 6.750%, 8/20/2018[7]	502,792
500,000	Discovery Communications LLC 3.035% (LIBOR 3 Month+71 basis points), 9/20/2019[1]	502,304
214,000	DISH DBS Corp. 6.750%, 6/1/2021	214,268
150,000	Hughes Satellite Systems Corp. 6.500%, 6/15/2019	153,518
300,000	Level 3 Financing, Inc. 5.125%, 5/1/2023[2]	294,000
500,000	NBCUniversal Enterprise, Inc. 2.737% (LIBOR 3 Month+40 basis points), 4/1/2021[1,3]	500,692
350,000	Sirius XM Radio, Inc. 3.875%, 8/1/2022[2,3]	337,750
	Sprint Communications, Inc.
83,000	9.000%, 11/15/2018[3]	84,660
80,000	7.000%, 3/1/2020[3]	83,000
186,875	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 3/20/2023[3]	184,773

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value
	Corporate Bonds (Continued)
	Communications (Continued)
$200,000	TEGNA, Inc. 4.875%, 9/15/2021[2,3]	$199,500
48,000	VeriSign, Inc. 4.625%, 5/1/2023[2]	48,300
500,000	Verizon Communications, Inc. 3.335% (LIBOR 3 Month+100 basis points), 3/16/2022[1]	507,934
1,000,000	Vodafone Group PLC 3.290% (LIBOR 3 Month+99 basis points), 1/16/2024[1,7]	995,374
		6,792,792
	Consumer Discretionary – 6.1%
200,000	ADT Corp. 4.125%, 6/15/2023	187,500
252,000	Allegiant Travel Co. 5.500%, 7/15/2019	253,260
470,000	Carmike Cinemas, Inc. 6.000%, 6/15/2023[2,3]	480,575
485,000	Daimler Finance North America LLC 2.891% (LIBOR 3 Month+55 basis points), 5/4/2021[1,3]	486,219
	Delta Air Lines, Inc.
583,000	2.875%, 3/13/2020	579,160
500,000	3.400%, 4/19/2021	497,748
	ERAC USA Finance LLC
480,000	2.800%, 11/1/2018[3]	479,919
1,000,000	2.350%, 10/15/2019[3]	988,773
	Ford Motor Credit Co. LLC
250,000	3.919% (LIBOR 3 Month+158.00 basis points), 1/8/2019[1]	251,598
250,000	3.116% (LIBOR 3 Month+79.00 basis points), 6/12/2020[1]	251,220
250,000	3.336%, 3/18/2021	247,758
250,000	3.428% (LIBOR 3 Month+108.00 basis points), 8/3/2022[1]	251,191
	General Motors Co.
200,000	3.500%, 10/2/2018	200,379
500,000	3.143% (LIBOR 3 Month+80.00 basis points), 8/7/2020[1]	501,666
	General Motors Financial Co., Inc.
250,000	2.400%, 5/9/2019	248,835
500,000	4.200%, 3/1/2021[2]	506,970
	GLP Capital LP / GLP Financing II, Inc.
250,000	4.875%, 11/1/2020[2]	252,813
300,000	5.375%, 11/1/2023[2]	306,375
1,000,000	Hyundai Capital America 3.261% (LIBOR 3 Month+94 basis points), 7/8/2021[1,3]	1,000,480
600,000	International Game Technology PLC 6.250%, 2/15/2022[2,3,7]	615,000

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value
	Corporate Bonds (Continued)
	Consumer Discretionary (Continued)
$400,000	Jaguar Land Rover Automotive PLC 4.250%, 11/15/2019[3,7]	$400,000
573,000	Lennar Corp. 4.750%, 11/15/2022[2]	573,000
	MGM Resorts International
177,000	6.750%, 10/1/2020	185,408
300,000	6.000%, 3/15/2023	309,000
90,000	Royal Caribbean Cruises Ltd. 5.250%, 11/15/2022[7]	94,943
190,000	Service Corp. International 4.500%, 11/15/2020[2]	190,238
220,000	Toll Brothers Finance Corp. 5.875%, 2/15/2022[2]	228,250
309,000	United Continental Holdings, Inc. 6.000%, 12/1/2020	322,534
270,000	United Rentals North America, Inc. 4.625%, 7/15/2023[2]	269,325
		11,160,137
	Consumer Staples – 1.8%
500,000	Anheuser-Busch InBev Worldwide, Inc. 3.077% (LIBOR 3 Month+74 basis points), 1/12/2024[1]	504,439
750,000	BAT Capital Corp. 2.297%, 8/14/2020[3]	732,919
195,000	C&S Group Enterprises LLC 5.375%, 7/15/2022[2,3]	191,100
	CVS Health Corp.
375,000	1.900%, 7/20/2018	374,921
429,000	2.250%, 8/12/2019[2]	425,480
1,000,000	General Mills, Inc. 3.346% (LIBOR 3 Month+101 basis points), 10/17/2023[1]	1,008,480
		3,237,339
	Energy – 3.8%
200,000	Andeavor 5.375%, 10/1/2022[2]	204,510
	Antero Resources Corp.
478,000	5.375%, 11/1/2021[2]	483,975
97,000	5.125%, 12/1/2022[2]	97,243
1,000,000	BP Capital Markets PLC 1.768%, 9/19/2019[7]	987,549
435,000	Continental Resources, Inc. 5.000%, 9/15/2022[2]	440,748
	DCP Midstream Operating LP
280,000	4.750%, 9/30/2021[2,3]	282,800

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value
	Corporate Bonds (Continued)
	Energy (Continued)
$220,000	3.875%, 3/15/2023[2]	$212,575
108,000	Energen Corp. 4.625%, 9/1/2021[2]	107,460
	Energy Transfer Equity LP
175,000	7.500%, 10/15/2020	186,594
320,000	4.250%, 3/15/2023[2]	308,803
500,000	Kinder Morgan, Inc. 3.619% (LIBOR 3 Month+128 basis points), 1/15/2023[1]	507,988
150,000	Newfield Exploration Co. 5.750%, 1/30/2022	156,188
225,000	NGPL PipeCo LLC 4.375%, 8/15/2022[2,3]	222,750
	NuStar Logistics LP
203,000	4.800%, 9/1/2020	203,507
234,000	4.750%, 2/1/2022[2]	228,735
500,000	Phillips 66 2.919% (LIBOR 3 Month+60 basis points), 2/26/2021[1,2]	500,777
200,000	Range Resources Corp. 5.000%, 8/15/2022[2]	198,000
250,000	Rockies Express Pipeline LLC 5.625%, 4/15/2020[3]	255,937
225,000	Sabine Pass Liquefaction LLC 5.625%, 2/1/2021[2]	235,141
250,000	Southwestern Energy Co. 4.100%, 3/15/2022[2]	238,750
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.
190,000	4.125%, 11/15/2019[2]	190,000
425,000	4.250%, 11/15/2023[2]	408,000
165,000	Williams Cos., Inc. 3.700%, 1/15/2023[2]	159,638
		6,817,668
	Financials – 31.6%
500,000	ABN AMRO Bank N.V. 2.973% (LIBOR 3 Month+64 basis points), 1/18/2019[1,3,7]	501,345
600,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.750%, 5/15/2019[7]	603,577
1,175,000	AIG Global Funding 2.797% (LIBOR 3 Month+46 basis points), 6/25/2021[1,3]	1,175,669
	Ally Financial, Inc.
200,000	4.750%, 9/10/2018	200,375
230,000	3.750%, 11/18/2019	229,713
665,000	American Express Co. 2.846% (LIBOR 3 Month+53 basis points), 5/17/2021[1,2]	666,851

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value
	Corporate Bonds (Continued)
	Financials (Continued)
$405,000	American Express Credit Corp. 2.678% (LIBOR 3 Month+33 basis points), 5/3/2019[1,2]	$405,716
215,000	American International Group, Inc. 3.300%, 3/1/2021[2]	214,848
	Bank of America Corp.
1,000,000	2.625%, 4/19/2021	982,377
1,000,000	3.007% (LIBOR 3 Month+66.00 basis points), 7/21/2021[1,2]	1,003,890
1,000,000	2.985% (LIBOR 3 Month+65.00 basis points), 6/25/2022[1,2]	998,930
1,000,000	3.004% (LIBOR 3 Month+79.00 basis points), 12/20/2023[2,4]	969,537
500,000	Bank of Nova Scotia 2.541% (LIBOR 3 Month+20 basis points), 11/9/2018[1,7]	500,173
1,000,000	Barclays Bank PLC 2.650%, 1/11/2021[2,7]	977,606
1,000,000	Barclays PLC 3.710% (LIBOR 3 Month+138 basis points), 5/16/2024[1,2,7]	991,750
	Capital One N.A.
250,000	3.471% (LIBOR 3 Month+115.00 basis points), 8/17/2018[1,2]	250,177
625,000	2.400%, 9/5/2019[2]	619,944
374,000	CIT Group, Inc. 5.000%, 8/15/2022	378,208
	Citigroup, Inc.
500,000	3.121% (LIBOR 3 Month+79.00 basis points), 1/10/2020[1,2]	503,440
500,000	3.539% (LIBOR 3 Month+119.00 basis points), 8/2/2021[1]	508,725
500,000	3.391% (LIBOR 3 Month+107.00 basis points), 12/8/2021[1,2]	507,448
1,000,000	3.352% (LIBOR 3 Month+102.30 basis points), 6/1/2024[1,2]	1,000,913
	Citizens Bank N.A.
600,000	2.300%, 12/3/2018[2]	599,167
500,000	2.250%, 10/30/2020[2]	487,348
1,000,000	3.284% (LIBOR 3 Month+95.00 basis points), 3/29/2023[1,2]	1,000,407
	Compass Bank
1,210,000	2.750%, 9/29/2019[2]	1,203,363
1,000,000	3.057% (LIBOR 3 Month+73.00 basis points), 6/11/2021[1,2]	999,571
500,000	Cooperatieve Rabobank UA 2.765% (LIBOR 3 Month+43 basis points), 4/26/2021[1,7]	500,370
	Credit Suisse Group A.G.
435,000	3.574%, 1/9/2023[2,3,7]	426,096
1,000,000	3.566% (LIBOR 3 Month+124.00 basis points), 6/12/2024[1,2,3,7]	999,105
	Discover Bank
250,000	2.600%, 11/13/2018[2]	249,855
250,000	3.100%, 6/4/2020[2]	248,715
	Equinix, Inc.
250,000	5.375%, 1/1/2022[2]	257,500
225,000	5.375%, 4/1/2023[2]	230,316

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value
	Corporate Bonds (Continued)
	Financials (Continued)
$1,000,000	Fifth Third Bank 1.625%, 9/27/2019[2]	$984,443
279,000	First Data Corp. 5.375%, 8/15/2023[2,3]	281,581
210,000	Fly Leasing Ltd. 6.375%, 10/15/2021[2,7]	216,563
	Goldman Sachs Group, Inc.
1,250,000	3.541% (LIBOR 3 Month+120.00 basis points), 9/15/2020[1,2]	1,268,760
500,000	3.513% (LIBOR 3 Month+117.00 basis points), 11/15/2021[1,2]	506,136
1,000,000	HSBC Bank USA N.A. 4.875%, 8/24/2020	1,030,657
	HSBC Holdings PLC
635,000	2.926% (LIBOR 3 Month+60.00 basis points), 5/18/2021[1,2,7]	635,925
500,000	3.990% (LIBOR 3 Month+166.00 basis points), 5/25/2021[1,7]	515,716
1,000,000	3.326% (LIBOR 3 Month+100.00 basis points), 5/18/2024[1,2,7]	997,000
564,000	Huntington National Bank 2.375%, 3/10/2020[2]	556,591
401,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. 5.875%, 2/1/2022[2]	401,501
500,000	ING Groep N.V. 3.484% (LIBOR 3 Month+115 basis points), 3/29/2022[1,7]	508,467
	JPMorgan Chase & Co.
500,000	2.877% (LIBOR 3 Month+55.00 basis points), 3/9/2021[1,2]	501,560
1,000,000	4.500%, 1/24/2022	1,034,412
1,500,000	2.945% (LIBOR 3 Month+61.00 basis points), 6/18/2022[1,2]	1,499,460
	JPMorgan Chase Bank N.A.
500,000	2.925% (LIBOR 3 Month+59.00 basis points), 9/23/2019[1,2]	502,895
1,000,000	2.633% (LIBOR 3 Month+29.00 basis points), 2/1/2021[1,2]	1,000,859
1,000,000	KeyBank N.A. 2.250%, 3/16/2020	986,714
	Lloyds Bank PLC
500,000	2.000%, 8/17/2018[7]	499,597
1,000,000	5.800%, 1/13/2020[3,7]	1,037,848
1,000,000	2.833% (LIBOR 3 Month+49.00 basis points), 5/7/2021[1,7]	1,001,413
1,000,000	Macquarie Group Ltd. 3.189% (LIBOR 3 Month+102 basis points), 11/28/2023[2,3,4,7]	954,140
	Mitsubishi UFJ Financial Group, Inc.
206,000	4.180% (LIBOR 3 Month+188.00 basis points), 3/1/2021[1,7]	213,259
1,000,000	3.061% (LIBOR 3 Month+74.00 basis points), 3/2/2023[1,7]	1,002,073
	Morgan Stanley
750,000	2.891% (LIBOR 3 Month+55.00 basis points), 2/10/2021[1,2]	751,469
1,000,000	2.625%, 11/17/2021	970,804
500,000	3.528% (LIBOR 3 Month+118.00 basis points), 1/20/2022[1,2]	506,520

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value
	Corporate Bonds (Continued)
	Financials (Continued)
$207,000	Nationstar Mortgage LLC / Nationstar Capital Corp. 6.500%, 8/1/2018[2]	$207,248
300,000	Navient Corp. 6.625%, 7/26/2021	308,160
	Royal Bank of Scotland Group PLC
750,000	3.813% (LIBOR 3 Month+147.00 basis points), 5/15/2023[1,2,7]	753,673
1,000,000	3.885% (LIBOR 3 Month+155.00 basis points), 6/25/2024[1,2,7]	997,950
	Santander Holdings USA, Inc.
406,000	2.700%, 5/24/2019[2]	404,777
1,000,000	3.400%, 1/18/2023[2]	965,515
	Santander UK PLC
560,000	2.125%, 11/3/2020[7]	543,641
1,000,000	2.648% (LIBOR 3 Month+30.00 basis points), 11/3/2020[1,7]	996,544
1,500,000	2.920% (LIBOR 3 Month+62.00 basis points), 6/1/2021[1,7]	1,499,148
300,000	Springleaf Finance Corp. 6.125%, 5/15/2022	306,000
78,000	Starwood Property Trust, Inc. 5.000%, 12/15/2021[2]	78,585
500,000	Sumitomo Mitsui Banking Corp. 2.686% (LIBOR 3 Month+35 basis points), 1/17/2020[1,7]	499,990
	Sumitomo Mitsui Financial Group, Inc.
500,000	4.007% (LIBOR 3 Month+168.00 basis points), 3/9/2021[1,7]	515,503
500,000	3.117% (LIBOR 3 Month+78.00 basis points), 7/12/2022[1,7]	501,959
900,000	SunTrust Bank 2.590% (LIBOR 3 Month+30 basis points), 1/29/2021[2,4]	892,030
500,000	SunTrust Banks, Inc. 2.350%, 11/1/2018[2]	499,723
360,000	Svenska Handelsbanken A.B. 2.681% (LIBOR 3 Month+36 basis points), 9/8/2020[1,7]	360,671
	Synchrony Financial
1,300,000	2.700%, 2/3/2020[2]	1,286,293
200,000	3.578% (LIBOR 3 Month+123.00 basis points), 2/3/2020[1]	201,875
	UBS A.G.
250,000	2.995% (LIBOR 3 Month+64.00 basis points), 8/14/2019[1,7]	251,067
1,000,000	2.450%, 12/1/2020[2,3,7]	977,517
500,000	UBS Group Funding Switzerland A.G. 3.549% (LIBOR 3 Month+122 basis points), 5/23/2023[1,2,3,7]	506,025
1,000,000	Wells Fargo & Co. 2.100%, 7/26/2021	960,874
1,000,000	Westpac Banking Corp. 2.623% (LIBOR 3 Month+28 basis points), 5/15/2020[1,7]	999,987
		57,274,143

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value
	Corporate Bonds (Continued)

	Governments – 0.9%
$1,600,000	Province of Ontario Canada 1.875%, 5/21/2020[7]	$1,571,974
		1,571,974
	Health Care – 4.8%
255,000	Abbott Laboratories 2.350%, 11/22/2019	253,507
600,000	Anthem, Inc. 2.500%, 11/21/2020	589,816
	Bayer U.S. Finance II LLC
1,000,000	2.965% (LIBOR 3 Month+63.00 basis points), 6/25/2021[1,2,3]	1,001,405
1,000,000	3.345% (LIBOR 3 Month+101.00 basis points), 12/15/2023[1,2,3]	999,948
	Becton, Dickinson and Co.
500,000	2.675%, 12/15/2019	496,250
500,000	3.344% (LIBOR 3 Month+103.00 basis points), 6/6/2022[1]	501,640
225,000	Centene Corp. 5.625%, 2/15/2021[2]	229,753
82,000	CHS/Community Health Systems, Inc. 5.125%, 8/1/2021[2]	75,850
1,000,000	CVS Health Corp. 3.047% (LIBOR 3 Month+72 basis points), 3/9/2021[1]	1,005,041
1,000,000	Express Scripts Holding Co. 3.068% (LIBOR 3 Month+75 basis points), 11/30/2020[1,2]	1,000,623
	Gilead Sciences, Inc.
410,000	1.850%, 9/20/2019	405,017
500,000	2.575% (LIBOR 3 Month+25.00 basis points), 9/20/2019[1]	500,490
475,000	GlaxoSmithKline Capital PLC 2.693% (LIBOR 3 Month+35 basis points), 5/14/2021[1,7]	476,309
	HCA, Inc.
300,000	6.500%, 2/15/2020	311,437
280,000	7.500%, 2/15/2022	304,500
490,000	Shire Acquisitions Investments Ireland DAC 1.900%, 9/23/2019[7]	482,301
		8,633,887
	Industrials – 3.3%
410,000	CNH Industrial Capital LLC 3.875%, 10/15/2021	407,950
	General Dynamics Corp.
500,000	2.875%, 5/11/2020	499,456
400,000	2.718% (LIBOR 3 Month+38.00 basis points), 5/11/2021[1]	401,393
300,000	Moog, Inc. 5.250%, 12/1/2022[2,3]	306,000

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value
	Corporate Bonds (Continued)
	Industrials (Continued)
	Penske Truck Leasing Co. LP / PTL Finance Corp.
$500,000	2.875%, 7/17/2018[3]	$500,064
1,000,000	2.500%, 6/15/2019[2,3]	994,469
714,000	4.125%, 8/1/2023[2,3]	716,139
500,000	Siemens Financieringsmaatschappij N.V. 1.300%, 9/13/2019[3,7]	491,171
1,250,000	Spirit AeroSystems, Inc. 3.118% (LIBOR 3 Month+80 basis points), 6/15/2021[1,2]	1,252,260
250,000	Textron, Inc. 7.250%, 10/1/2019	261,942
105,000	XPO Logistics, Inc. 6.500%, 6/15/2022[2,3]	107,363
		5,938,207
	Materials – 3.8%
200,000	Anglo American Capital PLC 4.125%, 4/15/2021[3,7]	201,854
260,000	ArcelorMittal 5.250%, 8/5/2020[7]	268,450
200,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 4.625%, 5/15/2023[2,3,7]	197,750
213,000	Ashland LLC 4.750%, 8/15/2022[2]	214,274
370,000	Chemours Co. 6.625%, 5/15/2023[2]	388,037
535,000	EI du Pont de Nemours & Co. 2.873% (LIBOR 3 Month+53 basis points), 5/1/2020[1]	536,829
	Freeport-McMoRan, Inc.
200,000	3.100%, 3/15/2020	196,000
325,000	3.875%, 3/15/2023[2]	307,125
280,000	Kinross Gold Corp. 5.125%, 9/1/2021[2,7]	287,266
435,000	Martin Marietta Materials, Inc. 2.979% (LIBOR 3 Month+65 basis points), 5/22/2020[1]	436,063
200,000	NOVA Chemicals Corp. 5.250%, 8/1/2023[2,3,7]	199,500
515,000	OI European Group B.V. 4.000%, 3/15/2023[2,3,7]	480,237
169,594	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.750%, 10/15/2020[2]	170,230
311,000	Sealed Air Corp. 4.875%, 12/1/2022[2,3]	314,110
500,000	Sherwin-Williams Co. 2.250%, 5/15/2020	491,693

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value
	Corporate Bonds (Continued)
	Materials (Continued)
	Steel Dynamics, Inc.
$250,000	5.125%, 10/1/2021[2]	$252,188
275,000	5.250%, 4/15/2023[2]	277,406
1,000,000	Syngenta Finance N.V. 3.698%, 4/24/2020[3,7]	996,369
	Teck Resources Ltd.
576,000	4.750%, 1/15/2022[2,7]	577,204
200,000	3.750%, 2/1/2023[2,7]	189,750
		6,982,335
	Technology – 2.2%
	Dell, Inc. / EMC Group
412,000	4.420%, 6/15/2021[2,3]	418,025
307,000	5.875%, 6/15/2021[2,3]	311,182
	Hewlett Packard Enterprise Co.
100,000	2.850%, 10/5/2018	100,145
304,000	3.600%, 10/15/2020[2]	305,444
28,000	IHS Markit Ltd. 5.000%, 11/1/2022[2,3,7]	28,245
237,000	KLA-Tencor Corp. 3.375%, 11/1/2019[2]	237,886
770,000	Microchip Technology, Inc. 3.922%, 6/1/2021[3]	771,279
255,000	NXP B.V. / NXP Funding LLC 4.125%, 6/1/2021[3,7]	254,363
220,000	Open Text Corp. 5.625%, 1/15/2023[2,3,7]	226,050
500,000	QUALCOMM, Inc. 3.069% (LIBOR 3 Month+73 basis points), 1/30/2023[1]	498,645
406,000	Quintiles IMS, Inc. 4.875%, 5/15/2023[2,3]	410,060
400,000	Sensata Technologies B.V. 4.875%, 10/15/2023[3,7]	402,000
		3,963,324
	Utilities – 1.3%
450,000	AES Corp. 4.875%, 5/15/2023[2]	448,875
350,000	Calpine Corp. 6.000%, 1/15/2022[2,3]	357,000
500,000	Dominion Energy, Inc. 2.850% (LIBOR 3 Month+55 basis points), 6/1/2019[1,3]	501,258

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Principal Amount		Value
	Corporate Bonds (Continued)
	Utilities (Continued)
$1,000,000	Mississippi Power Co. 2.987% (LIBOR 3 Month+65 basis points), 3/27/2020[1,2]	$999,999
		2,307,132
	Total Corporate Bonds (Cost $115,240,215)	114,678,938
	U.S. Treasury Securities – 1.6%
3,000,000	United States Treasury Note 1.500%, 5/31/2020	2,942,109
	Total U.S. Treasury Securities (Cost $2,942,578)	2,942,109
	Total Investments – 104.2% (Cost $189,270,449)	188,652,382
	Liabilities in Excess of Other Assets – (4.2)%	(7,566,121)
	Total Net Assets – 100.0%	$181,086,261

LP – Limited Partnership
PLC – Public Limited Company

[1]	Floating rate security.
[2]	Callable.
[3]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $64,744,161 which represents 35.8% of Net Assets.
[4]	Variable rate security.
[5]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.2% of Net Assets. The total value of these securities is $377,246.
[6]	Illiquid security. The total illiquid securities represent 0.2% of Net Assets. The total value of these securities is $377,246.
[7]	Foreign security denominated in U.S. Dollars.
[8]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[9]	All or a portion of the loan is unfunded.
[10]	Denotes investments purchased on a when-issued or delayed delivery basis.
[11]	Interest-only security.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

SUMMARY OF INVESTMENTS

As of June 30, 2018

Security Type/Industry	Percent of Total Net Assets
Asset-Backed Securities	22.2%
Bank Loans	5.9%
Commercial Mortgage-Backed Securities	5.7%
Commercial Papers	5.5%
Corporate Bonds
Financials	31.6%
Consumer Discretionary	6.1%
Health Care	4.8%
Materials	3.8%
Energy	3.8%
Communications	3.7%
Industrials	3.3%
Technology	2.2%
Consumer Staples	1.8%
Utilities	1.3%
Governments	0.9%
Total Corporate Bonds	63.3%
U.S. Treasury Securities	1.6%
Total Investments	104.2%
Liabilities in Excess of Other Assets	(4.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2018

Assets:
Investments, at value (cost $189,270,449)	$188,652,382
Cash	1,382,025
Receivables:
Securities sold	1,595
Fund shares sold	674,128
Dividends and interest	1,037,721
Prepaid expenses	69,356
Total assets	191,817,207

Liabilities:
Payables:
Investment securities purchased	10,336,698
Fund shares redeemed	227,905
Due to custodian	1,332
Shareholder servicing fees (Note 7)	17,790
Advisory fees	13,778
Distribution fees - Class A & Class C (Note 8)	10,419
Fund accounting fees	34,083
Auditing fees	21,775
Fund administration fees	20,193
Transfer agent fees and expenses	17,255
Custody fees	5,472
Trustees' deferred compensation (Note 3)	990
Chief Compliance Officer fees	519
Trustees' fees and expenses	517
Accrued other expenses	22,220
Total liabilities	10,730,946

Net Assets	$181,086,261

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$181,593,801
Accumulated net investment income	350,529
Accumulated net realized loss on investments	(240,002)
Net unrealized depreciation on investments	(618,067)
Net Assets	$181,086,261

AAM/HIMCO Short Duration Fund
STATEMENT OF ASSETS AND LIABILITIES - Continued
As of June 30, 2018

Maximum Offering Price Per Share:
Class A Shares:
Net assets applicable to shares outstanding	$20,499,775
Number of shares issued and outstanding	2,064,234
Net asset value per share[1]	$9.93
Maximum sales charge (2.50% of offering price)[2]	0.25
Maximum offering price to public	$10.18

Class C Shares:
Net assets applicable to shares outstanding	$7,732,149
Number of shares issued and outstanding	780,173
Net asset value per share[3]	$9.91

Class I Shares:
Net assets applicable to shares outstanding	$152,854,337
Number of shares issued and outstanding	15,367,548
Net asset value per share	$9.95

[1]	A Contingent Deferred Sales Charge ("CDSC") of 1.00% may be imposed on certain purchases of $1 million or more that are redeemed within 18 months of the date of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $100,000 or more, the sales charge may be reduced.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2018

Investment Income:
Interest	$3,430,383
Total investment income	3,430,383

Expenses:
Advisory fees	477,885
Fund accounting fees	188,867
Fund administration fees	151,265
Transfer agent fees and expenses	94,300
Registration fees	81,133
Shareholder servicing fees (Note 7)	75,869
Distribution fees - Class C (Note 8)	59,407
Distribution fees - Class A (Note 8)	40,745
Shareholder reporting fees	21,827
Auditing fees	21,498
Legal fees	17,889
Chief Compliance Officer fees	12,301
Miscellaneous	11,330
Trustees' fees and expenses	8,702
Custody fees	2,156
Insurance fees	1,354
Total expenses	1,266,528
Advisory fees waived	(471,964)
Net expenses	794,564
Net investment income	2,635,819

Realized and Unrealized Gain (Loss):
Net realized gain on investments	65,035
Net change in unrealized appreciation/depreciation on investments	(1,137,954)
Net realized and unrealized loss	(1,072,919)

Net Increase in Net Assets from Operations	$1,562,900

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$2,635,819	$1,600,866
Net realized gain on investments	65,035	43,806
Net change in unrealized appreciation/depreciation on investments	(1,137,954)	666,312
Net increase in net assets resulting from operations	1,562,900	2,310,984

Distributions to Shareholders:
From net investment income:
Class A	(287,445)	(137,204)
Class C	(63,535)	(25,502)
Class I	(2,073,158)	(1,510,113)
Total distributions to shareholders	(2,424,138)	(1,672,819)

Capital Transactions:
Net proceeds from shares sold:
Class A	18,531,293	14,580,921
Class C	5,589,571	2,103,689
Class I	155,638,872	49,599,215
Reinvestment of distributions:
Class A	200,340	72,175
Class C	47,842	24,066
Class I	1,820,065	1,432,575
Cost of shares redeemed
Class A1	(12,359,387)	(2,058,127)
Class C2	(1,054,579)	(128,937)
Class I3	(78,631,489)	(37,980,105)
Net increase in net assets from capital transactions	89,782,528	27,645,472

Total increase in net assets	88,921,290	28,283,637

Net Assets:
Beginning of period	92,164,971	63,881,334
End of period	$181,086,261	$92,164,971

Accumulated net investment income	$350,529	$138,848

Capital Share Transactions:
Shares sold:
Class A	1,858,801	1,465,372
Class C	560,877	211,768
Class I	15,592,454	4,977,556
Shares reinvested:
Class A	20,117	7,253
Class C	4,812	2,422
Class I	182,505	143,975
Shares redeemed
Class A	(1,238,692)	(206,724)
Class C	(105,913)	(13,018)
Class I	(7,872,306)	(3,813,520)
Net increase from capital share transactions	9,002,655	2,775,084

1	Net of redemption fee proceeds of $4,436 and $330, respectively.
2	Net of redemption fee proceeds of $0 and $250, respectively.
3	Net of redemption fee proceeds of $20,493 and $2,791, respectively.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2018	2017	2016	2015
Net asset value, beginning of period	$10.00	$9.92	$9.94	$10.00
Income from Investment Operations:
Net investment income[1]	0.19	0.19	0.20	0.16
Net realized and unrealized gain (loss) on investments	(0.08)	0.09	(0.03)	(0.05)
Total from investment operations	0.11	0.28	0.17	0.11

Less Distributions:
From net investment income	(0.18)	(0.20)	(0.19)	(0.17)
From net realized gain	-	-	-	- [2]
Total distributions	(0.18)	(0.20)	(0.19)	(0.17)

Redemption fee proceeds[1]	- [2]	- [2]	-	-

Net asset value, end of period	$9.93	$10.00	$9.92	$9.94

Total return[3]	1.09%	2.89%	1.70%	1.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,500	$14,234	$1,568	$251

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.18%	1.38%	1.28%	1.46%
After fees waived and expenses absorbed	0.80%	0.52%	0.33%	0.26%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.55%	1.04%	1.07%	0.40%
After fees waived and expenses absorbed	1.93%	1.90%	2.02%	1.60%

Portfolio turnover rate	37%	65%	37%	29%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 2.50% of offering price which is reduced on sales of $100,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of the date of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2018	2017	2016	2015
Net asset value, beginning of period	$9.98	$9.90	$9.94	$10.00
Income from Investment Operations:
Net investment income[1]	0.12	0.11	0.13	0.08
Net realized and unrealized gain (loss) on investments	(0.08)	0.10	(0.03)	(0.04)
Total from investment operations	0.04	0.21	0.10	0.04

Less Distributions:
From net investment income	(0.11)	(0.13)	(0.14)	(0.10)
From net realized gain	-	-	-	- [2]
Total distributions	(0.11)	(0.13)	(0.14)	(0.10)

Redemption fee proceeds[1]	-	- [2]	-	-

Net asset value, end of period	$9.91	$9.98	$9.90	$9.94

Total return[3]	0.38%	2.15%	0.97%	0.40%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,732	$3,198	$1,180	$5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.93%	2.13%	2.03%	2.21%
After fees waived and expenses absorbed	1.55%	1.27%	1.08%	1.01%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.80%	0.29%	0.32%	(0.35)%
After fees waived and expenses absorbed	1.18%	1.15%	1.27%	0.85%

Portfolio turnover rate	37%	65%	37%	29%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2018	2017	2016	2015
Net asset value, beginning of period	$10.01	$9.93	$9.95	$10.00
Income from Investment Operations:
Net investment income[1]	0.22	0.21	0.22	0.18
Net realized and unrealized gain (loss) on investments	(0.08)	0.10	(0.03)	(0.04)
Total from investment operations	0.14	0.31	0.19	0.14

Less Distributions:
From net investment income	(0.20)	(0.23)	(0.21)	(0.19)
From net realized gain	-	-	-	- [2]
Total distributions	(0.20)	(0.23)	(0.21)	(0.19)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	-

Net asset value, end of period	$9.95	$10.01	$9.93	$9.95

Total return[3]	1.45%	3.12%	1.94%	1.43%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$152,854	$74,733	$61,133	$51,438

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.93%	1.13%	1.03%	1.21%
After fees waived and expenses absorbed	0.55%	0.27%	0.08%	0.01%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.80%	1.29%	1.32%	0.65%
After fees waived and expenses absorbed	2.18%	2.15%	2.27%	1.85%

Portfolio turnover rate	37%	65%	37%	29%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Note 1 – Organization

AAM/HIMCO Short Duration Fund (the “Fund”) is organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek to provide current income and long-term total return. The Fund’s inception date was June 30, 2014, but the Fund commenced investment operations on July 1, 2014. The Fund currently offers three classes of shares: Class A, Class C, and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946

“Financial Services — Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees. Prior to January 15, 2015, short-term securities with remaining maturities of sixty days or less were valued at amortized cost, which approximates market value. Effective January 15, 2015, the Fund elected to no longer use amortized cost valuation method for those securities.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

(b) Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, bank loans, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.

(c) Bank Loans

The Fund may purchase participations in commercial loans (bank loans). Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intend to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

(d) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended June 30, 2015-2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the HIMCO Short Duration Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.38% of the Fund’s average daily net assets. The Advisor has engaged Hartford Investment Management Company (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Fund’s advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.84%, 1.59% and 0.59% of the average daily net assets of the Fund's Class A, Class C and Class I Shares, respectively. This agreement is effective until October 31, 2027 and it may be terminated before that date only by the Trust's Board of Trustees.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

In addition, the Advisor has voluntarily agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.25%, 1.00% and 0.00% on the capital used to seed the Fund's Class A, Class C and Class I Shares, respectively. The Fund’s advisor will not seek reimbursement of the voluntary advisory fees waived and/or other expenses absorbed.

For the year ended June 30, 2018, the Advisor waived all of its fees and absorbed other expenses totaling $471,964. The Advisor may recover from the Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratios, including the recovered expenses, fall below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of this amount no later than June 30 of the years stated below:

2019	$33,297
2020	188,664
2021	395,476
Total	$617,437

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended June 30, 2018, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2018, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2018, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$189,270,449

Gross unrealized appreciation	$481,919
Gross unrealized depreciation	(1,099,986)

Net unrealized depreciation	$(618,067)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2018, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ -	$ 1,944	$ (1,944)

As of June 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$352,473
Undistributed long-term capital gains	-
Tax accumulated earnings	352,473

Accumulated capital and other losses	(241,946)
Unrealized depreciation on investments	(618,067)
Total accumulated deficit	$(507,540)

The tax character of the distribution paid during the fiscal years ended June 30, 2018 and June 30, 2017, were as follows:

Distributions paid from:	2018	2017
Ordinary income	$2,424,138	$1,672,819
Net long-term capital gains	-	-
Total distributions paid	$2,424,138	$1,672,819

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

The fund utilized $63,091 of its capital loss carryforward during the year ended June 30, 2018.

At June 30, 2018, the Fund had a short-term capital loss carryover of $88,118 and a long-term capital loss carryover of $153,828. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended June 30, 2018 and the year ended June 30, 2017, the Fund received $24,929 and $3,371, respectively, in redemption fees.

Note 6 – Investment Transactions

For the year ended June 30, 2018, purchases and sales of investments, excluding short-term investments, forward contracts, futures contracts, options contracts and swap contracts were as follows:

Purchases	Sales
$145,870,383	$44,027,595

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2018, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to its Class A and Class C Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares are not subject to any distribution or service fees under the Plan.

For the year ended June 30, 2018, the Fund’s distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2018, in valuing the Fund’s assets carried at fair value:

	Level 1*	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$-	$39,982,730	$222,103	$40,204,833
Bank Loans	-	10,709,473	-	10,709,473
Commercial Mortgage-Backed Securities	-	10,064,831	155,143	10,219,974
Commercial Papers	-	9,897,055	-	9,897,055
Corporate Bonds[1]	-	114,678,938	-	114,678,938
U.S. Treasury Securities	-	2,942,109	-	2,942,109
Total Investments	$-	$188,275,136	$377,246	$188,652,382

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

[1]	For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 1 securities at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. The following is a reconciliation of transfer between Levels from June 30, 2017 to June 30, 2018, represented by recognizing the June 30, 2018 market value of securities:

Transfers into Level 2	$207,183
Transfers out of Level 2	-
Net transfers in (out) of Level 2	$207,183

Transfers into Level 3	$-
Transfers out of Level 3	(207,183)
Net transfers in (out) of Level 3	$(207,183)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Balance as of June 30, 2017	$796,962
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	(207,183)
Total realized gain/(loss)	206
Total unrealized appreciation/(depreciation)	21,277
Net purchases	-
Net sales	-
Principal paydown	(234,016)
Balance as of June 30, 2018	$377,246

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2018.

	Fair Value June 30, 2018	Valuation Methodologies	Unobservable Input[1]	Impact to Valuation from an increase in Input[2]
Asset-Backed Securities	$222,103	Market Approach	Single Broker Indicative Quote	Increase
Commercial Mortgage-Backed Securities	$155,143	Market Approach	Single Broker Indicative Quote	Increase

[1]	The investment advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

[2]	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the AAM/HIMCO Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the AAM/HIMCO Short Duration Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of June 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, agent banks, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 29, 2018

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	5	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	5	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	5	None.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	5	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	5	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014	President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).	N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officer of the Trust:
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the AAM/Bahl & Gaynor Income Growth Fund, AAM/Insight Select Income Fund, AAM/HIMCO Global Enhanced Dividend Income Fund, and AAM/Phocas Real Estate Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement and Sub-Advisory Agreement

At an in-person meeting held on March 14-15, 2018, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Advisors Asset Management, Inc. (the “Investment Advisor”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Hartford Investment Management Company (the “Sub-Advisor”) with respect to the AAM/HIMCO Short Duration Fund series of the Trust (the “Fund”) for additional one-year terms from when they otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing performance of the Fund with returns of the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Ultrashort Bond fund universe (the “Fund Universe”) for the one- and three-year periods ended December 31, 2017; reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or the Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisors Asset Management, Inc.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total returns for the one- and three-year periods were above the Peer Group and Fund Universe median returns and the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index returns.

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, and monitoring the Fund’s compliance with its investment policies; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was higher than both the Peer Group and Fund Universe medians by 0.03%. The Trustees noted that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor. The Trustees also noted that the Investment Advisor was voluntarily waiving its entire advisory fee and paying the operating expenses of the Fund, other than Rule 12b-1 distribution fees, with respect to the seed investment in the Fund.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Fund Universe and Peer Group medians by 0.09% and 0.11%, respectively. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were lower than the average net assets of corresponding classes of funds in the Peer Group, and significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes. The Trustees also noted that the Investment Advisor was voluntarily waiving its entire advisory fee and paying the operating expenses of the Fund, other than Rule 12b-1 distribution fees, with respect to the seed investment in the Fund, and that the Investment Advisor had indicated it may consider lowering the Fund’s expense limitation as the Fund’s assets continue to grow.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended December 31, 2017, noting that the Investment Advisor had waived its entire advisory fee and subsidized certain operating expenses of the Fund, and did not realize a profit. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Hartford Investment Management Company

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by the Sub-Advisor with respect to the Fund and noted that for as long as the Investment Advisor has agreed to waive investment advisory fees payable to it by the Fund and/or absorb expenses pursuant to an operating expense limitation agreement, the Sub-Advisor has agreed to contribute to such waiver and/or reimbursement. The Board also noted that the sub-advisory fee charged by the Sub-Advisor with respect to the Fund was lower than the Sub-Advisor’s standard fee schedule for institutional client accounts managed using the Sub-Advisor’s short duration strategy up to the $75 million asset level, but higher than its standard fee schedule above that level. The Board noted, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Sub-Advisor’s institutional clients. The Board observed that the Investment Advisor pays the Sub-Advisor’s sub-advisory fee out of the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to the Fund.

Benefits to the Sub-Advisor

The Board considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, and the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of the Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement.

AAM/HIMCO Short Duration Fund

EXPENSE EXAMPLE

For the Six Months Ended June 30, 2018 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from January 1, 2018 to June 30, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

HIMCO Short Duration Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/18	6/30/18	1/1/18 – 6/30/18
Class A	Actual Performance	$ 1,000.00	$ 1,004.00	$ 4.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.59	4.25
Class C	Actual Performance	1,000.00	999.90	7.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.88	7.98
Class I	Actual Performance	1,000.00	1,005.00	2.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.83	3.00

*	Expenses are equal to the Fund’s annualized expense ratios of 0.85%, 1.60% and 0.60% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

AAM/HIMCO Short Duration Fund

A series of Investment Managers Series Trust

Investment Advisor

Advisors Asset Management, Inc.

18925 Base Camp Road, Suite 203

Monument, Colorado 80132

Sub-Advisor

Hartford Investment Management Company

One Hartford Plaza

Hartford, Connecticut 06155

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AAM/HIMCO Short Duration Fund - Class A	ASDAX	46141P 248
AAM/HIMCO Short Duration Fund - Class C	ASDCX	46141P 230
AAM/HIMCO Short Duration Fund - Class I	ASDIX	46141P 222

Privacy Principles of the AAM /HIMCO Short Duration Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/HIMCO Short Duration Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund's Form N-PX on the SEC's website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (888) 966-9661. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 966-9661.

AAM/HIMCO Short Duration Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2018	FYE 06/30/2017
Audit Fees	$19,200	$18,700
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2018	FYE 06/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 06/30/2018	FYE 06/30/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/7/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/7/18

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	9/7/18